UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2018

BIOXYTRAN, INC.

(Exact Name if Business Issuer as specified in its Charter)

Nevada	26-2797630
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

233 Needham Street, Suite 300 Newton MA, 02464
(Address of principal executive offices, including zip code)

(617) 494-1199
(Registrant's telephone number including area code)

U.S Rare Earth Minerals, Inc.
(Former Name, if Changed Since the Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 2, 2018 the Board of Directors of U.S. Rare Earth Minerals, Inc., or the Company, appointed Dale H. Conaway, Anders Utter, Henry Esber and Alan Hoberman to serve as member of the Company’s until the next annual meeting of its stockholders or until their respective death, termination or resignation. Each director will be paid 1,000 shares of common stock of the Company for each meeting he attends either telephonically or in person. Other than the foregoing, no other arrangement or contract has been entered into by the Company and any of the directors that have been elected.

Mr. Conaway will serve as a member of the Audit Committee, Nominating and Governance Committee where he shall serve as Chairman and Compensation Committee. Mr. Utter will serve as a member of the Audit Committee where he shall serve as Chairman, Nominating and Governance Committee and Compensation Committee. Mr. Esber will serve as a member of the Audit Committee, Nominating and Governance Committee where he shall serve as Chairman and Compensation Committee where he shall serve as Chairman. Mr. Hoberman will serve as a member of the Audit Committee, Nominating and Governance Committee and Compensation Committee.

Dale H. Conaway, D.V.M., is the Chief Veterinary Medical Officer for the Office of Research Oversight, an office within the Veterans Health Administration under the U.S. Department of Veterans Affairs. From 2001 to 2006, Dr. Conaway was the Deputy Regional Director (Southern Region). From 2010 to September 15, 2017, Dr. Conaway served as a member of the board of directors of Boston Therapeutics, Inc.. From 1998 to 2001, Dr. Conaway served as Manager of the Equine Drug Testing and Animal Disease Surveillance Laboratories for the Michigan Department of Agriculture. From 1994 to 1998, he was Regulatory Affairs Manager for the Michigan Department of Public Health Vaccine Production Division. Dr. Conaway received a D.V.M. degree from Tuskegee Institute and an M.S. degree in pathology from the College of Veterinary Medicine at Michigan State University.

 Alan M. Hoberman, Ph.D. is president and CEO of Argus International, Inc., overseeing a staff of scientists and other professionals who provide consulting services for industry, government agencies, law firms and other organizations, both in the U.S. and internationally. From 2014 to September 15, 2017 Dr. Hoberman served as a member of the board of directors of Boston Therapeutics, Inc. Between 1991 and 2013 he held a series of positions of increasing responsibility at Charles River Laboratories Preclinical Services (formerly, Argus Research Laboratories, Inc.), most recently as Executive Director of Site Operations and Toxicology. He currently works with that organization to design, supervise and evaluate reproductive and developmental toxicity, neurotoxicity, inhalation and photobiology studies. Dr. Hoberman holds a PhD in toxicology from Pacific Western University, an MS in interdisciplinary toxicology from the University of Arkansas and a BS in biology from Drexel University.

 Henry J. Esber, Ph.D. has been a Principal in Esber D&D consulting since 2005. From 2003 to 2005, Dr. Esber was a Senior Consultant, Business Development at Charles River Labs, Discovery and Development Services. From 2010 to September 11, 2017, Dr. Esber served as a member of the board of directors of Boston Therapeutics, Inc. Dr. Esber has more than 35 years of experience in the areas of oncology/tumor immunology and immunotherapy as well as strong knowledge in the field of toxicology and regulatory affairs. Dr. Esber received a B.S. degree in biology/pre-med from the College of William and Mary, an M.S. degree in public health and parasitology from the University of North Carolina, and a Ph.D. in immunology/microbiology from West Virginia University Medical Center. Dr. Esber was previously a Director of the Company from September 2009 through December 2010.

Anders N. Utter, has more than 25 years of finance, accounting and management experience in medical devices, consulting and manufacturing industries in capacities as CFO, Controller and Managing Director. He had progressively increased management experience in the European Nolato Group and later on in the Amplex Group. Mr. Utter has had a broad business exposure with IFRS and GAAP reporting as well as with SOX compliance. He has also worked with M&A evaluations, financing and integration as well as more hands-on manufacturing cost accounting and reporting. He is currently in charge of the finance control at one of General Cable’s entities. Mr. Utter is and has been serving as a director on boards in both profit as well as non-profit organizations. Mr. Utter holds an MBA from Babson College and a BA from Uppsala University in Sweden.

Board of Directors Independence

Our Board of Directors consists of five members. We are not currently subject to any law, rule or regulation requiring that all or any portion of our Board of Directors include “independent” directors. Four of the members of the Board of Directors, Dale H. Conaway, D.V.M., Alan Hoberman, Henry Esber and Anders Utter are “independent” as defined in Section 4200(a)(15) of NASDAQ Stock Market Rules.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 5, 2018, U.S. Rare Earth Minerals, Inc. filed an Amendment to its Articles of Incorporation, (the “Amendment”) reflecting its corporate name change to “Bioxytran, Inc”, effective on November 7, 2018. In addition, on November 7, 2018, Bioxytran, Inc.. revised its Bylaws (the “Bylaws”) to reflect its corporate name change to “Bioxytran, Inc.”

This summary is qualified in its entirety by reference to the Amendment and the Bylaws, copies of which are attached hereto as Exhibits 3.3 and 3.4, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

In connection with its name change, on November 7, 2018, Bioxytran’s shares of common stock began trading on the OTC Markets (Pink) under its new ticker symbol “BIXT”, and ceased trading under the ticker symbol “USMN”. The new CUSIP number for Bioxytran, Inc.’s shares of common stock is 09075D102 .

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.3	Amendment to Articles of Incorporation of U.S. Rare Earth Minerals, Inc., filed with the Secretary of State of Nevada November 5, 2018 and effective November 6, 2018

3.4	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RARE EARTH MINERALS, INC.

By:	/s/ David Platt
	Name:	Dr. David Platt
	Title:	President and Chief Executive Officer

Dated:  November 6, 2018

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